Exhibit 99.5

Security Agreement

Debtor:  Tri-S Security Corporation, Paragon Systems, Inc., The Cornwall Group, Inc., Vanguard Security, Inc., Forestville Corporation, Vanguard Security of Broward County, Inc., On Guard Security and Investigations, Inc., Armor Security, Inc., Protection Technologies Corporation, International Monitoring, Inc., Guardsource Corp. and Virtual Guard Source, Inc.

Mailing Address:

3700 Mansell Rd., Ste 220
Alpharetta, GA 30022
Att: Mr. Ronald G. Farrell, Chief Executive Officer

Date:                                                                                                                   October 18, 2005

THIS SECURITY AGREEMENT (this “Agreement”) is entered into as of the above date, between the above-named debtors (individually and collectively, the “Debtor”), whose chief executive office is set forth above (“Debtor’s Address”), and LSQ FUNDING GROUP, L.C. and BRE LLC, (collectively, “Lender”), whose address is 1405 West Colonial Drive, Orlando, Florida 32804.

1.                                      DEFINITIONS OF OBLIGATIONS AND COLLATERAL; GRANT OF SECURITY INTEREST.

1.1  Obligations.  The term “Obligations” as used in this Agreement shall mean and include each and all of the following:  the obligation to pay and perform when due all indebtedness, liabilities, obligations, guarantees, covenants, agreements, warranties and representations of Debtor to Lender, whether heretofore, now or hereafter existing, owing or arising; whether primary, secondary, direct, absolute, contingent, fixed, secured or unsecured; joint or several, monetary or non-monetary; and whether created pursuant to, or caused by Debtor’s breach of, this Agreement, or any other present or future agreement or instrument, or created by operation of law or otherwise.  The Obligations include without limitation the obligations of Debtor under that certain Credit Agreement, dated as of even date hereof, and all other agreements and documents entered into in connection with the transactions contemplated by the Credit Agreement, and entered into by and between Debtor in favor of Lender, and all extensions, amendments and renewals thereof (the “Credit Agreement”), and that certain Guaranty, dated as of even date hereof, in favor of Lender with respect to the indebtedness of any Debtor to Lender, and all extensions, amendments and renewals thereof.

1.2  Collateral and Grant of Security Interest.  As security and collateral for all Obligations, Debtor hereby grants to Lender a continuing security interest in, and assigns to Lender, all of Debtor’s interest in the types of property described below, whether now owned or hereafter acquired and wherever located, together with all proceeds (including insurance proceeds), substitutions, accessions and products thereof (collectively referred to as “Collateral”):  All accounts, contract rights, chattel paper, and instruments, and all other obligations now or hereafter owing to Debtor (hereinafter sometimes collectively referred to as “Accounts”) and all right, title and interest of Debtor in, and all of Debtor’s rights and remedies with respect to, all goods, the sale or other disposition of which gives rise to any Account, including, without limitation, all returned, reclaimed and repossessed goods and all rights of stoppage in transit, replevin, reclamation, and all rights as an unpaid vendor and all inventory, goods, including software embedded in such goods, merchandise, materials, raw materials, work in process, finished goods, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in Debtor’s business, including, without limitation, any and all of the foregoing which are returned, repossessed, reclaimed or stopped in transit, and all warehouse receipts and other documents or instruments now or hereafter issued with respect to any of the foregoing; and all equipment, goods, including software embedded in such goods, machinery fixtures, trade fixtures, vehicles, furnishings, furniture, supplies, materials, tools, machine tools, office equipment, appliances, apparatus, parts, dies, jigs, and chattels; and all deposit accounts and general intangibles (including, but not limited to, tax refunds, goodwill, name, drawings, blueprints, software, trade secrets, customer lists, security deposits, loan commitment fees, royalties, licenses, processes, payment intangibles and all other rights, privileges and franchises); and all personal property of Debtor which comes into Lender’s possession, custody or control; and all tangible and intangible personal property in which Lender now has or hereafter acquires a security interest to secure any or all of the Obligations; and all substitutions, additions and accessions to any or all of the foregoing items of Collateral; and all guaranties of and security for any and all of the foregoing; and all books and records relating to any and all of the foregoing and the equipment containing said books and records.  Payment and performance of the Obligations are collateralized by the Collateral and by any security interest created in any other agreement now or hereafter existing between Lender and Debtor unless such other agreement is a deed of trust or other security instrument having real property or rents from real property as its subject matter and expressly provides to the contrary. To the extent permitted by applicable law, Lender may file, without Debtor’s signature, one or more financing statements disclosing Lender’s liens. Debtor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Debtor acknowledges and agrees that it is not authorized to, and will not file financing statements or other filing or recording documents with respect to the Collateral and Lender’s liens on and security interest in the Collateral (including any amendments thereto, or continuation or termination statements thereof), without the express prior written approval of Lender, consenting to the form and substance of such financing statement or other filing or recording document. Debtor approves, authorizes and ratifies any filings or recordings made by or on behalf of Lender in connection with the perfection and continuation of Lender’s liens and security interests with respect to the Collateral.

2.                                      REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

Debtor represents and warrants that each of the following representations and warranties now is and hereafter will continue to be true and correct in all respects and Debtor has and will timely perform each of the following covenants:

2.1  State of Organization; Corporate Existence and Power.  Debtor is and will continue to be, duly authorized, validly existing and in good standing under the laws of the jurisdiction of its organization.

2.2  Authority.  Debtor is, and will continue to be, authorized to enter into, to grant security interests in its property pursuant to, and to perform its obligations under, this Agreement, and all other instruments and transactions contemplated herein.  The execution, delivery and performance by Debtor of this Agreement, and all other instruments and transactions contemplated herein have been validly authorized, are enforceable against the Debtor in accordance with their terms, and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement, indenture, note or instrument which is binding upon Debtor, or any of its property, including, without limitation, Debtor’s Articles of Incorporation, ByLaws and any Shareholder Agreements.

2.3  Name; Trade Names and Styles.  Debtor has set forth in the heading to this Agreement its correct name.  All prior names of Debtor and all fictitious names, trade names and trade styles by which Debtor has been, or is now, known are set forth on the Schedule hereto (the “Schedule”).  Debtor shall provide Lender with fifteen (15) days’ advance written notice prior to doing business under any other name, fictitious name, trade name or trade style.  Debtor has complied, and will hereafter comply, with all laws relating to the conduct of business under, the ownership of property in, and the renewal or continuation of the right to use, a corporate, fictitious or trade name or trade style.

2.4  Place of Business; Location of Collateral.  Debtor’s chief executive office is, and will continue to be, located at Debtor’s Address and all of Debtor’s books and records, including, but not limited to, the books and records relating to Debtor’s Accounts, are and will be maintained at Debtor’s Address unless and until Lender shall otherwise consent in writing.  In addition to Debtor’s Address, Debtor has places of business and Collateral is located only at the locations set forth on the Schedule.  Debtor will provide Lender with at least fifteen (15) days advance written notice if Debtor moves any of the Collateral, other than inventory in ordinary course of business, or obtains any additional sites for the conduct of Debtor’s business or the location of any Collateral.

2.5  Title to Collateral; Liens.  Debtor is now, and will at all times hereafter be, the lawful and sole owner of all the Collateral.  Debtor has the rights in and the power to transfer the Collateral.  With the exception of the security interest granted Lender, the Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims.  Lender now has, and will have, a perfected and enforceable first priority security interest in all of the Collateral, and Debtor will at all times defend Lender and the Collateral against all claims of others.  None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to constitute a fixture thereto.  Debtor is not and will not become a lessee under any real property lease pursuant to which the lessor may obtain any rights in any of the Collateral and no such lease now prohibits, restrains, impairs or will prohibit, restrain or impair Debtor’s right to remove any Collateral from the leased premises.  Whenever any Collateral is located upon premises in which any third party has an interest (whether as owner, mortgagee or beneficiary under a deed of trust, lien or otherwise), Debtor shall, whenever requested by Lender, use its best efforts to cause such third party to execute and deliver to Lender, in form acceptable to Lender, whatever waivers and subordinations that Lender specifies, so as to ensure that Lender’s rights in the Collateral are, and will continue to be, superior to the rights of any such third party.  Debtor will keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.

2.6  Maintenance of Collateral.  Debtor has maintained and will maintain the Collateral and all of its assets in good working condition, at Debtor’s expense.  Debtor will not use the Collateral or any of its other properties for any unlawful purpose and will not secrete or abandon the Collateral.  Debtor will immediately advise Lender in writing of any material loss or depreciation of the Collateral.

2.7  Books and Records.  Debtor has maintained and will maintain at Debtor’s Address complete and accurate books and records comprising an accounting system in accordance with generally accepted accounting principles.

2.8  Financial Condition and Statements.  All financial statements now or hereafter delivered to Lender have been, and will be, prepared in conformity with generally accepted accounting principles and now and hereafter will completely and accurately reflect the financial condition of Debtor, at the times and for the periods therein stated.  Since the last date covered by any such statement, there has been no material adverse change in the financial condition, operations or any other status of the Debtor.  Debtor is now and will continue to be solvent in both the “equity” and “bankruptcy” sense.

2.9  Tax Returns and Payments; Pension Contributions.  Debtor has timely filed, and will timely file, all tax returns and reports required by foreign, federal, state or local law.  Debtor has timely paid, and will timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions now or hereafter owed by Debtor.  Debtor may defer payment of any contested taxes provided that Debtor (i) in good faith contests Debtor’s obligation to pay such taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies Lender in writing of the commencement of and any material development in such proceedings, and (iii) posts bonds or takes any other steps required to keep such contested taxes from becoming a lien against or charge upon any of the Collateral or other properties of Debtor.  Debtor shall, at all times, utilize the services of an outside payroll service providing for the automatic deposit of all payroll taxes payable by Debtor.  Debtor is unaware of any claims or adjustments proposed for any of Debtor’s prior tax years which could result in additional taxes becoming due and payable by Debtor.  Debtor has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and Debtor has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of Debtor, including, without limitation, any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.  When requested, Debtor will furnish Lender with proof satisfactory to Lender of Debtor’s making the payment or deposit of all such taxes and contributions, such proof to be delivered within fifteen (15) days after the due date established by law for each such payment or deposit.  If Debtor fails or is unable to pay or deposit such taxes or contributions, Lender may, but is not obligated to, pay the same and treat all such advances as additional Obligations of Debtor.  Such advances shall bear interest at the highest interest rate applicable to any of the Obligations.

2.10  Compliance with Law.  Debtor has complied, and will comply, with all provisions of all foreign, federal, state and local laws and regulations relating to Debtor, including, but not limited to, those relating to Debtor’s ownership of real or personal property, conduct and licensing of Debtor’s business and employment of Debtor’s personnel.

2.11  Litigation.  There is no claim, suit, litigation, proceeding or investigation pending or threatened by or against or affecting Debtor in any court or before any regulatory commission, board or other governmental agency (or any basis therefor known to Debtor) which would constitute an Event of Default under the Credit Agreement.

2.12  Continuing Effect.  All representations, warranties and covenants of Debtor contained in this Agreement and any other agreement with Lender shall be true and correct at the time of the effective date of each such agreement and shall be deemed continuing and shall remain true, correct and in full force and effect until payment and satisfaction in full of all of the Obligations, and Debtor acknowledges that Lender is and will be expressly relying on such representations, warranties and covenants.

2.13  Deposit Accounts.  The names and addresses of all financial institutions at which Debtor maintains its deposit accounts, and the account numbers and account names of such deposit accounts, are set forth on the Schedule.

2.14  Real Estate Leases.  All real estate leases to which Debtor is a party are currently in full force and effect, and true and correct copies of all real estate leases, together with all amendments, exhibits and schedules thereto, have been delivered to Lender.  The Debtor as tenant is not, and to the knowledge of Debtor, the landlord is not in default on any of its obligations thereunder, and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute such a default.

1.1 ERISA.  Debtor does not maintain or contribute to any employee benefit plan or multiemployer plan, other than those listed on Schedule 4.12 of the Credit Agreement.  Debtor has satisfied the minimum funding standards of ERISA and the Internal Revenue Code with respect to each employee benefit plan or multiemployer plan to which it is obligated to contribute.  No ERISA event has occurred nor has any other event occurred that may result in an ERISA event that reasonably could be expected to have a material adverse effect on Debtor or the prospect of repayment of the obligation.  Debtor nor any fiduciary of any employee benefit plan is subject to any direct or indirect liability with respect to any employee benefit plan (other than to make regularly scheduled required contributions and to pay employee benefit plan benefits in the normal course) under any applicable law, treaty, rule, regulation, or agreement.  Debtor is not required to provide security to any employee benefit plan under Section 401(a)(29) of the Internal Revenue Code.  Each employee benefit plan will be able to fulfill its benefit obligations as they come due in accordance with the employee benefit plan documents and under GAAP.

2.15  Reserved.

3.                                      ADDITIONAL DUTIES OF DEBTOR.

3.1  Insurance.  Debtor shall, at all times, at Debtor’s expense, insure all of the Collateral and carry such other business insurance with insurers acceptable to Lender, in such form and amounts as Lender may require.  All such insurance policies shall name Lender as an additional loss payee, shall provide that proceeds payable thereunder be payable directly to Lender unless written authority to the contrary is obtained, and shall also provide that no act or default of Debtor or any other person shall affect the right of Lender to recover thereunder and shall contain a lenders loss payee endorsement in form acceptable to Lender.  Upon receipt of the proceeds of any such insurance, Lender shall apply such proceeds in reduction of the Obligations as Lender shall determine in its sole and absolute discretion.  If Debtor fails to provide or pay for any such insurance, Lender may, but is not obligated to, procure the same at Debtor’s expense.  Debtor agrees to deliver to Lender, promptly as rendered, copies of all reports made to all insurance companies.

3.2  Reports. At its expense, Debtor shall report, in form satisfactory to Lender, such information as Lender may from time to time specify regarding Debtor or the Collateral:  such reports shall be rendered with such frequency as Lender may specify.  All reports furnished Lender shall be complete and accurate in all respects.

3.3  Access to Collateral, Books and Records.  At any time Lender, or its agents, shall have immediate access to the Collateral and any other property of Debtor, wherever located.  Lender shall have the right to audit and copy Debtor’s books and records and accounts including accountants’ reports wherever located (hereinafter collectively the “Records”).  Debtor hereby irrevocably authorizes and directs any of the officers, agents, accountants and attorneys having possession or control of any of the Records (including computer records) to physically deliver or make same available to Lender upon Lender’s request.  Debtor waives the benefit of any accountant-client privilege or other evidentiary privilege precluding or limiting the disclosure, divulgence or delivery of any of the Records.  Lender shall have the right to possession of, or to move to the premises of Lender or any agent of Lender, for so long as Lender may desire, all or any part of the Records.

3.4  Negative Covenants.  Debtor shall not, without Lender’s prior written consent, do any of the following:

(i)                                                                                     merge or consolidate with another corporation or entity;

1.                                       acquire any assets, except in the ordinary course of business;

2.                                       enter into any other transaction outside the ordinary course of business;

3.                                       sell, lease or license any Collateral, or grant any other security interest in the Collateral, except for the sale of finished inventory in the ordinary course of Debtor’s business, and except for the sale of obsolete or unneeded equipment in the ordinary course of business;

4.                                       store any inventory or other Collateral with any warehouseman or other third party;

5.                                       sell any inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis;

6.                                       make any loans of any money or other assets, except (a) advances to customers or suppliers in the ordinary course of business, and (a) loans to employees, officers and directors for, which, in the aggregate, do not exceed at any one time $250,000;

7.                                       incur any debts, outside the ordinary course of business;

8.                                       guarantee or otherwise become liable with respect to the obligations of another party or entity;

9.                                       pay or declare any dividends on Debtor’s stock except as permitted under the terms of the Credit Agreement without causing an Event of Default;

10.                                 redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Debtor’s stock except as permitted under the terms of the Credit Agreement without causing an Event of Default;

11.                                 make any change in Debtor’s capital structure which would have a material adverse effect on Debtor or on the prospect of repayment of the Obligations;

12.                                 dissolve or elect to dissolve;

13.                                 change the state of its organization;

14.                                 change its legal name;

15.                                 create, incur, assume or suffer to exist, or permit any affiliate to create, incur, assume or suffer to exist, any lien (including the lien of an attachment, judgment or execution) on any of its assets, whether now owned or hereafter acquired, except for liens permitted by Lender;

16.                                 sign or file, or permit any affiliate to sign or file, under the Uniform Commercial Code as adopted in any jurisdiction, a financing statement which names Debtor as a debtor, except with respect to liens permitted by Lender:

17.                                 sign, or permit any affiliate to sign, any security agreement authorizing any secured party thereunder to file such a financing statement, except with respect to liens permitted by Lender;

18.                                 withdraw from its participation in, permit the termination or partial termination of, or permit the occurrence of any other event with respect to any employee benefit plan maintained for the benefit of Debtor’s employees under circumstances that could result in liability to the Pension Benefits Guaranty Corporation, or any of its successors or assigns, or to any entity which provides funds for such plan, or withdraw from any multiemployer plan which may cover Debtor’s employees; or

enter into any transaction, including the purchase, sale, or exchange of property or the rendering of any service, with any affiliate other than in the ordinary course of and pursuant to the reasonable requirements of Debtor’s business and upon fair and reasonable terms no less favorable to Debtor than would obtain in a comparable arm’s length transaction with a person not an Affiliate.

Transactions permitted by the foregoing provisions of this Section are only permitted if no Default or Event of Default would occur as a result of such transaction.

3.5  Notification of Changes.  Debtor will promptly notify Lender in writing of any change of its officers, directors, or key employees, the death of any partner or joint venturer, any purchase out of the regular course of Debtor’s business and any adverse or material change in the business or financial affairs of Debtor.

3.6  Litigation Cooperation.  Should any suit or proceeding be instituted by or against Lender with respect to any Collateral or for the collection or enforcement of any Account, or in any manner relating to Debtor, Debtor shall, without expense to Lender, and wherever and whenever designated by Lender, make available Debtor and its officers, employees and agents and Debtor’s Records to the extent that Lender may deem necessary in order to prosecute or defend any such suit or proceeding.

3.7  Additional Documentation. Debtor agrees, at its expense, on demand by Lender, to execute all documents in form satisfactory to Lender, as Lender, in its sole discretion, may deem necessary or useful in order to perfect and maintain Lender’s perfected first-priority or any other security interest in the Collateral, and in order to fully consummate all of the transactions contemplated under this Agreement, including, as Lender’s request, collateral access agreements on terms acceptable to the parties with respect to all written real estate leases of Debtor and all of Debtor’s warehouse locations and from all third party processors or consignees, in each case duly executed and acknowledged, and in form for recording in the appropriate recording office and otherwise in form and substance satisfactory to Lender.

3.8  Management of Accounts.

(a)                                  From time to time, and at Lender’s request, Debtor shall provide Lender with schedules describing all Accounts created or acquired by Debtor and shall, if so requested by Lender, execute and deliver written assignments of such Accounts to Lender; provided, that Debtor’s failure to execute and deliver such schedules and/or assignments shall not impair or limit the security interest of Lender, and other rights in and to Accounts.  At Lender’s request, Debtor shall furnish Lender with copies of Debtor’s sales journals or invoices, and, if requested by Lender, copies of customers’ purchase orders, or the equivalent, delivery receipts, shipping instructions, bills of lading and other evidence of shipping arrangements, and Debtor warrants the genuineness thereof.  Absent a request, Debtor shall maintain all such documents as custodian for Lender.

(b)                                 Lender or Lender’s designee may, at any time, notify customers or account debtors of Debtor that the Accounts have been assigned to Lender and that Lender has a security interest therein.  During the continuance of an Event of Default, Lender or Lender’s designee may collect the Accounts directly and charge the collection costs and expenses to Debtor as part of the Obligations, but, unless and until Lender does so or gives Debtor other written instructions, Debtor shall collect all Accounts for Lender, receive in trust all payments thereon as Lender’s trustee, and immediately deliver said payments to Lender in their original form as received from the account debtor.  If during the continuance of an Event of Default any sale of Collateral is made for cash, Debtor shall deliver to Lender, in identical form, all such cash, checks or other forms of payment which Debtor receives.

3.9  Management of Equipment.

(a)                                  Debtor shall maintain a comprehensive and up-to-date list of all equipment and shall deliver a copy of such list to Lender at such time or times as Lender may request.

(b)                                 Debtor shall keep and maintain the equipment in good operating condition and repair, subject to wear and tear in the ordinary course of business.  Debtor shall not permit any item of equipment to become a fixture to real estate or an accession to other property, and the equipment is now and shall at all times remain and be personal property.

(c)                                  Upon Lender’s request, Debtor shall promptly deliver to Lender, properly endorsed, any and all evidences of ownership, certificates of title or applications for titles to any or all items of equipment.

(d)                                 Lender shall have the right, now and at all times hereafter, during Debtor’s usual business hours, or during the regular business hours of any third party in possession of equipment, to inspect and examine the equipment and to check and test the same as to quality, quantity, value and condition, and Debtor agrees to reimburse Lender on demand for each of its reasonable costs and expenses in so doing, which expenses shall constitute Lender Expenses.

3.10  Management of Inventory.

(a)                                  Debtor does now keep and hereafter at all times shall keep correct and accurate records itemizing and describing the kind, type, quality and quantity of the inventory, Debtor’s cost therefor and selling price thereof, and the daily withdrawals therefrom and additions thereto, all of which records shall be available upon demand to Lender’s officers, agents and employees for inspection and copying.

(b)                                 Debtor, immediately upon demand by Lender therefor, shall now and from time to time hereafter, at such intervals as are requested by Lender, deliver to Lender designations of inventory specifying Debtor’s cost of inventory, the wholesale market value thereof and such other matters and information relating to the inventory as Lender may request.

(c)                                  inventory is not now and shall not at any time or times hereafter be located or stored with a bailee, warehouseman or other third party without Lender’s prior written consent, which will not be unreasonably withheld, and, in such event, Debtor will concurrently therewith cause any such bailee, warehouseman or other third party to issue and deliver to Lender, in a form acceptable to Lender, warehouse receipts in Lender’s name evidencing the storage of inventory, collateral access agreements, or other evidence of Lender’s prior rights in the inventory.  In any event, Debtor shall instruct any third party to hold all such inventory for Lender’s account subject to the security interest of Lender and its instructions.

(d)                                 Lender shall have the right, at all times, during Debtor’s normal business hours, or during the regular business hours of any third party having custody of or control over inventory, to inspect and examine the inventory and to check and test the same as to quality, quantity, value and condition, and Debtor agrees to reimburse Lender on demand for its reasonable costs and expenses in so doing, which expenses shall constitute Lender expenses.

(e)                                  Until the occurrence of an Event of Default, Debtor may, subject to the provisions hereof and consistent herewith, sell the inventory, but only in the ordinary course of Debtor’s business and for full and fair consideration.  A sale of inventory in Debtor’s ordinary course of business does not include an exchange or a transfer in partial or total satisfaction of a debt owing by Debtor.  After an Event of Default, Debtor shall not sell any inventory, other than in the ordinary course of business, without Lender’s prior written consent.

4.                                      EVENTS OF DEFAULT AND REMEDIES.

4.1  Events of Default.  If any of the following events shall occur, such an occurrence shall constitute an “Event of Default” and Debtor shall provide Lender with immediate written notice thereof:  (a) Any warranty, representation, statement, report or certificate made or delivered to Lender by Debtor, or any of Debtor’s, officers, employees or agents now or hereafter shall be incorrect, false, untrue or misleading in any material respect; or (b) Debtor shall fail to perform when due any term or condition contained in this Agreement or any other agreement between Lender and such party; or (c) Debtor shall fail to pay or perform any other Obligation when due, which failure is not cured as provided under the terms of the Credit Agreement; or (d) Any loss, theft, or substantial damage to, or destruction of, any or all of the Collateral (unless within five (5) days after the occurrence of any such event, Debtor furnishes Lender with evidence satisfactory to Lender that the amount of any such loss, theft, damage to or destruction of the Collateral is fully insured under policies designating Lender as the exclusive additional named insured); or (e) A material impairment of the prospect of payment or performance of the Obligations or a material impairment of the value of the Collateral or any impairment in the priority of Lender’s security interest; or (f) Any event shall arise which may result or actually results in the acceleration of the maturity of the indebtedness aggregating $250,000 or more of Debtor to others under any loan or other agreement or undertaking; or (g) Any levy, assessment, attachment, seizure, lien or encumbrance for any cause or reason whatsoever, upon all or any part of the Collateral or any other asset of Debtor (unless discharged by payment, release or fully bonded against not more than 10 days after such event has occurred); or (h) Dissolution, termination of existence, insolvency, or business failure of Debtor; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by Debtor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or hereafter in effect; or entry of a court or governmental order which enjoins, restrains or in any way prevents Debtor from conducting all or any part of its business, or an involuntary bankruptcy filed against Debtor which is not dismissed within 60 days of the commencement thereof; or (i) A notice of lien, levy or assessment is filed of record with respect to any of Debtor’s assets by the United States or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, or if any taxes or debts now or hereafter owing to any one or more of them becomes a lien upon all or any of the Collateral or any other assets of Debtor (other than a lien for real property taxes which are not yet due and payable); or (j) Death, insolvency or incompetency of any guarantor of the Obligations; appointment of a conservator or guardian of the person of any such guarantor; appointment of a conservator, guardian, trustee, custodian or receiver of all or any part of the assets, property or estate of, any such guarantor; revocation or termination of, or limitation of liability upon, any guaranty of the Obligations; or commencement of proceedings by or against any guarantor or surety for Debtor under any bankruptcy or insolvency law; or (k) Debtor makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations or if any person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or (l) Debtor shall generally not pay its debts as they become due or shall enter into any agreement (whether written or oral), or offer to enter into any such agreement, with all or a significant number of its creditors regarding any moratorium or other indulgence with respect to its debts or the participation of such creditors or their representatives in the supervision, management or control of the business of Debtor; or Debtor shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any fraudulent conveyance or similar law, or shall make any transfer of its property to or for the benefit of any creditor at a time when other creditors similarly situated have not been paid; or (m) Lender at any time, acting in good faith and in a commercially reasonable manner, deems itself insecure because of: (i) the occurrence of an event prior to the effective date hereof of which Lender had no knowledge on the effective date; (ii) the occurrence of an event on or subsequent to the effective date; (iii) there is a Change in Control (as defined in the Credit Agreement) of Debtor as determined by Lender in its fair business judgment, (iv) a reportable event occurs as described in Section 4043 of the Employee Retirement Income Security Act of 1974; or (v) any event occurs which has or could reasonably be expected have a material adverse effect on the assets or financial condition of Debtor or any guarantor, or Debtor’s and any guarantor’s ability to perform its obligations under this Agreement or guaranty.

4.2  Remedies.  Upon the occurrence of any Event of Default, and at any time thereafter, Lender, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Debtor), may do any one or more of the following:  (a) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (b) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Debtor hereby authorizes Lender without judicial process to enter onto any of the Debtor’s premises without hindrance to search for, take possession of, keep, store, or remove any of the Collateral and remain on such premises or cause a custodian to remain thereon in exclusive control thereof without charge for so long as Lender deems necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should Lender seek to take possession of any or all of the Collateral by Court process, Debtor hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Lender retain possession of and not dispose of any such Collateral until after trial or final judgment; (c) Require Debtor to assemble any or all of the Collateral and make it available to Lender at a place or places to be designated by Lender which are reasonably convenient to Lender and Debtor, and to remove the Collateral to such locations as Lender may deem advisable; (d) Complete processing, manufacturing or repair of all or any portion of the Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Lender shall have the right to use Debtor’s premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge. Without limiting any security interest granted Lender in other provisions of this Agreement or any other agreement, for the purpose of completing manufacturing, processing or repair of Collateral and the disposition thereof, Lender is hereby granted a security interest in, and Lender and any purchaser from Lender may use without charge, all of the Debtor’s plant, machinery, equipment, labels, licenses, processes, patents, patent applications, copyrights, names, trade names, trademarks, trade secrets, logos, advertising material and all other assets, and may also utilize all of Debtor’s rights under any license or franchise agreement; (d) Sell, ship, reclaim, lease or otherwise dispose of all or any portion of the Collateral in its condition at the time Lender obtains possession or after further manufacturing, processing or repair, at any one or more public and/or private sales (including execution sales), in lots or in bulk, for cash, exchange or other property or on credit and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Lender shall have the right to conduct such disposition on Debtor’s premises without charge for such time or times as Lender deems fit, or on Lender’s premises, or elsewhere and the Collateral need not be located at the place of disposition.  Lender may directly or through any affiliated company purchase or lease any Collateral at any such public disposition and if permissible under applicable law, at any private disposition.  Any sale or other disposition of Collateral shall not relieve Debtor of any liability Debtor may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (f) Demand payment of, and collect any Accounts and general intangibles comprising part or all of the Collateral and, in connection therewith, Debtor irrevocably authorizes Lender to endorse or sign Debtor’s name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to Debtor and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Lender’s sole discretion, to grant extensions of time to pay, compromise claims and settle Accounts and the like for less than face value; (g) Demand and receive possession of any of Debtor’s federal and state income tax returns and the Records utilized in the preparation thereof or referring thereto.  All attorneys’ fees, expenses, costs, liabilities and obligations incurred by Lender with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

4.3  Standards for Determining Commercial Reasonableness.  Debtor and Lender agree that the following conduct by Lender with respect to any disposition of Collateral shall conclusively be deemed commercially reasonable (but other conduct by Lender, including, but not limited to, Lender’s use in its sole discretion of other or different times, places and manners of noticing and conducting any disposition of Collateral shall not be deemed unreasonable): Any public or private disposition as to which on no later than the fifth calendar day prior thereto written notice thereof is mailed or personally delivered to Debtor and, with respect to any public disposition, on no later than the fifth calendar day prior thereto notice thereof describing in general non-specific terms, the Collateral to be disposed of is published once in a newspaper of general circulation in the county where the sale is to be conducted, at any place designated by Lender, with or without the Collateral being present, and which commences at any time between 8:00 a.m. and 5:00 p.m. Without limiting the generality of the foregoing, Debtor expressly agrees that, with respect to any disposition of Accounts, instruments and general intangibles (collectively “Receivables”), it shall be commercially reasonable for Lender to direct any prospective acquirer thereof to ascertain directly from Debtor any and all information (and Lender shall not be required to maintain records of, or answer any inquiries) concerning the Receivables offered for disposition, including, but not limited to, the terms of payment, aging and delinquency, if any, of the Receivables, the financial condition of any obligor or account debtor thereon or guarantor thereof, any collateral therefor and the condition and location of the goods, if any, that are the subject of any of the Receivables. Lender shall have no obligation to attempt to satisfy the Obligation by collecting them from any third person which may be liable for them or any portion thereof, and Lender may release, modify or waive any collateral provided by any other third person as security for the Obligation or any portion thereof, all without affecting Lender’s rights against Debtor. Debtor waives any right it may have to require Lender to pursue any third person for any of the Obligations.  Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral, and Lender’s compliance therewith will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.  Lender may sell the Collateral without giving any warranties as to the Collateral. Lender may specifically disclaim any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.  If Lender sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by Lender and applied to the indebtedness of the purchaser.  In the event that the purchaser fails to pay for the Collateral, Lender my resell the Collateral and Debtor will be credited with the proceeds of such sale.

4.4  Application of Proceeds.  All proceeds realized as the result of any disposition of the Collateral shall be applied by Lender first to the costs, expenses, liabilities, obligations and attorneys’ fees incurred by Lender in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations and third to the principal of the Obligations in any order determined by Lender in its sole discretion.  The surplus, if any, shall be paid to Debtor; if any deficiency shall arise, Debtor shall remain liable to Lender therefor.  If, as a result of the disposition of any of the Collateral, Lender directly or indirectly enters into a credit transaction with any third party, Lender shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of such credit transaction or deferring the reduction thereof until the actual receipt by Lender of cash therefor from such third party.

4.5  Remedies Cumulative.  In addition to the rights and remedies set forth in this Agreement, Lender shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under any and all other applicable laws and in any other instrument or agreement now or hereafter entered into between Lender and Debtor and all of such rights and remedies are cumulative and none is exclusive.  Exercise or partial exercise by Lender of one or more of its rights or remedies shall not be deemed an election, nor bar Lender from subsequent exercise or partial exercise of any other rights or remedies.  The failure or delay of Lender to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

5.                                      POWER OF ATTORNEY.

Debtor grants to Lender an irrevocable power of attorney coupled with an interest, authorizing and permitting Lender (acting through any of its employees, attorneys or agents) at any time after the occurrence of an Event of Default, at its option, but without obligation, with or without notice to Debtor, and at Debtor’s expense, to do any or all of the following, in Debtor’s name or otherwise: (a) Execute on behalf of Debtor any documents that Lender may, in its sole and absolute discretion, deem advisable in order to perfect, maintain or improve Lender’s security interest in the Collateral or other real or personal property intended to constitute Collateral, or in order to exercise a right of Debtor or Lender, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements; (b) Execute on behalf of Debtor any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of Lender’s Collateral or in which Lender has an interest; (c) Execute on behalf of Debtor, any invoices relating to any Account, any draft against any Account debtor and any notice to any Account debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic’s, materialman’s or other lien, or assignment or satisfaction of mechanic’s, materialman’s or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Debtor upon any instruments, or documents, evidence of payment or Collateral that may come into Lender’s possession: (e) To receive and open all mail addressed to Debtor; and to notify the Post Office authorities to change the address for the delivery of mail addressed to Debtor to such other address as Lender may designate, including, but not limited to, Lender’s own address; Lender shall turn over to Debtor all of such mail not relating to the Collateral; (f) Endorse all checks and other forms of remittances received by Lender “Pay to the Order of LSQ Funding Group LC” or in such other manner as Lender may designate; (g) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim In or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (h) Grant extensions of time to pay, compromise claims and settle Accounts and the like for less than face value and execute all releases and other documents in connection therewith; (i) Pay any sums required on account of Debtor’s taxes or to secure the release of any liens therefor, or both; (j) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (k) Take any action or pay any sum required of Debtor pursuant to this Agreement and any other present or future agreements.  Any and all sums paid and any and all costs, expenses, liabilities, obligations and attorneys’ fees incurred by Lender with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.  In no event shall Lender’s rights under the foregoing power of attorney or any of Lender’s other rights under this Agreement be deemed to indicate that Lender is in control of the business, management or properties of Debtor.

6.                                      TERM.

This Agreement shall continue in effect until all of the Obligations have been paid and performed in full and all agreements between Lender and Debtor have been terminated.

7.                                      NOTICES.

7.1  All notices to be given hereunder shall be in writing and shall be served either personally or by depositing the same in the United States mail, postage prepaid, by regular first class mail, or by certified mail, return receipt requested, addressed to Lender or Debtor at the addresses shown above, or at any other address as shall be designated by one party in a written notice to the other party.  Any such notice shall be deemed to have been given upon delivery in the case of notices personally delivered to Debtor or to an officer of Lender, or at the expiration of two (2) business days following the deposit thereof in the United States mail, with postage prepaid.  If there is more than one Debtor, notice to any Debtor shall constitute notice to all; if Debtor is a corporation, the service upon any member of the Board of Directors, of finer, employee or agent shall constitute service upon the corporation.

8.                                      GENERAL WAIVERS.

The failure of Lender at any time or times hereafter to require Debtor to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Debtor and Lender shall not waive or diminish any right of Lender thereafter to demand and receive strict compliance therewith.  Any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto.  None of the provisions of this Agreement or other agreement now or hereafter executed by Debtor and delivered to Lender shall be deemed to have been waived by any act or knowledge of Lender or its agents or employees, but only by a specific written waiver signed by an officer of Lender and delivered to Debtor.  Debtor waives the benefit of all statute(s) of limitations in any action or proceeding based upon or arising out of this Agreement or any other present or future instrument or agreement between Lender and Debtor.  Debtor waives any and all notices or demands which Debtor might be entitled to receive with respect to this Agreement, or any other agreement by virtue of any applicable law.  Debtor hereby waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, Account, general intangible, document or guaranty at any time held by Lender on which Debtor is or may in any way be liable, and notice of any action taken by Lender unless expressly required by this Agreement.  Debtor hereby ratifies and confirms whatever Lender may do pursuant to this Agreement and agrees that Lender shall not be liable for (a) the safekeeping of the Collateral or any loss or damage thereto, or diminution in value thereof, from any cause whatsoever, or (b) any act or omission of any carrier, warehouseman, bailee, forwarding agent or other person, or (c) any act of commission or any omission by Lender or its officers, employees, agents, or attorneys, or any of its or their errors of judgment or mistakes of fact or law.

9.                                      ATTACHMENT WAIVERS.

To the extent that Lender, in its sole and absolute discretion, determines, prior to the disposition of all of the Collateral, that the amount to be realized by Lender from the disposition of all of the Collateral may be less than the amount of the Obligations, and to the full extent of any such anticipated deficiency, Debtor waives the benefit of and of any and all other statutes requiring Lender to first resort to and exhaust all of the Collateral before seeking or obtaining any attachment remedy against Debtor, and Debtor expressly agrees that, to the extent of such anticipated deficiency, Lender shall have all of the rights of an unsecured creditor, including, but not limited to, the right of Lender, prior to the disposition of all of the Collateral, to obtain a temporary protective order and writ of attachment or other available remedy.  Lender shall have no liability to Debtor if the actual deficiency realized by Lender is less than the anticipated deficiency on the basis of which Lender obtained a temporary protective order or writ of attachment.  In the event Lender should seek a temporary protective order, or writ of attachment, or both, Debtor hereby irrevocably waives any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident or condition precedent to the issuance of any temporary protective order or writ of attachment.

10.                               ATTORNEYS’ FEES AND COSTS.

Debtor shall forthwith pay to Lender the amount of all attorneys’ fees and all filing, recording, publication, search and other costs incurred by Lender pursuant to this Agreement, or any other present or future agreement or in connection with any transaction contemplated hereby, or with respect to the Collateral or the defense or enforcement of its interests (whether or not Lender files a lawsuit against Debtor).  Without limiting the generality of the foregoing, Debtor shall, with respect to each and all of the foregoing, pay all attorneys’ fees and costs Lender incurs in order to: obtain legal advice; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account debtors; commence, intervene in, respond to, or defend any action or proceeding; initiate any complaint to be relieved of the effect of the automatic stay in bankruptcy in order to commence or continue any foreclosure or other disposition of the Collateral or to commence, defend or continue any action or other proceeding in or out of bankruptcy against Debtor or relating to the Collateral; file or prosecute a claim or right in any action or proceeding, including, but not limited to, any probate claim, bankruptcy claim, third-party claim, secured creditor claim or reclamation complaint; examine, audit, count, test, copy, or otherwise inspect any of the Collateral or any of Debtor’s books and records; or protect, obtain possession of, lease, dispose of, or otherwise enforce any security interest in or lien on, the Collateral or represent Lender in any litigation with respect to Debtor’s affairs.  If either Lender or Debtor files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its costs and attorneys’ fees, including, but not limited to, attorneys’ fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment.  All attorneys’ fees and costs to which Lender may be entitled pursuant to this Paragraph shall immediately become part of Debtor’s Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

11.                               LIMITATION OF ACTIONS.

Debtor agrees that any claim or cause of action by Debtor against Lender, its directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Agreement, or any other present or future agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, occurred, done, omitted or suffered to be done by Lender, its directors, officers, employees, agents, accountants or attorneys, relating in any way to Debtor, shall be barred unless asserted by Debtor by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within six (6) months after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based, and the service of a summons and complaint on an officer of Lender, or on any other person authorized to accept service on behalf of Lender, within thirty (30) days thereafter.  Debtor agrees that such six month period of time is a reasonable and sufficient time for Debtor to investigate and act upon any such claim or cause of action.  The six month period provided herein shall not be waived, tolled, or extended except by the written consent of Lender in its sole and absolute discretion.  This provision shall survive any termination, however arising, of this Agreement, and any other present or future agreement.

12.                               GENERAL PROVISIONS.

12.1  Severability.  Should any provision, clause or condition of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement.

12.2  Integration.  This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith shall be construed as the entire and complete agreement between Debtor and Lender and shall supersede all prior negotiations, all of which are merged and integrated herein.

12.3  Amendment.  The terms and provisions of this Agreement may not be waived or amended except in a writing executed by Debtor and a duly authorized officer of Lender.

12.4  Time of Essence.  Time is of the essence in the performance by Debtor of each and every obligation under this Agreement.

12.5  Mutual Waiver of Jury Trial.  Debtor and Lender each hereby waive the right to trial by jury in any action or proceeding based upon, arising out of, or in any way relating to, this Agreement or any other present or future instrument or agreement between Lender and Debtor, or any conduct, acts or omissions of Lender or Debtor any of their directors, officers, employees, agents, attorneys or any other persons affiliated with Lender or Debtor.

12.6  Benefit of Agreement.  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of the parties hereto; provided, however, that Debtor may not assign or transfer any of its rights under this Agreement without the prior written consent of Lender, and any prohibited assignment shall be void.  No consent by Lender to any assignment shall relieve Debtor or any guarantor from its liability for the Obligations.

12.7  Paragraph Headings.  Paragraph headings are used herein for convenience only.  Debtor acknowledges that the same may not describe completely the subject matter of the applicable paragraph, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof.  This Agreement have been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Lender or Debtor under any rule of construction or otherwise.

12.8  Governing Law; Jurisdiction; Venue.  This Agreement and all acts and transactions hereunder and all rights and obligations of Lender and Debtor shall be governed by and in accordance with the laws of the State of Florida.  Any undefined term used in this Agreement that is defined in the Florida Uniform Commercial Code shall have the meaning therein assigned to that term.  As a material part of the consideration to Lender to enter into this Agreement, Debtor (i) agrees that all actions and proceedings relating directly or indirectly hereto shall, at Lender’s option, be litigated in courts located within Florida, and that the exclusive venue therefor shall be Orange County, Florida; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Debtor may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

DEBTOR:

TRI-S SECURITY CORPORATION

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

PARAGON SYSTEMS, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

THE CORNWALL GROUP, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

VANGUARD SECURITY, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

FORESTVILLE CORPORATION

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

VANGUARD SECURITY OF BROWARD
COUNTY, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

ON GUARD SECURITY AND INVESTIGATIONS,
INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

ARMOR SECURITY, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

PROTECTION TECHNOLOGIES CORPORATION

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

INTERNATIONAL MONITORING, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

GUARDSOURCE CORP.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

VIRTUAL GUARD SOURCE, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO